iShares®

iShares Trust

Supplement dated June 25, 2018

to the Summary Prospectus, Prospectus,

and Statement of Additional Information (the “SAI”),

each dated July 1, 2017 (as revised June 1, 2018),

for each of iShares 1-3 Year Credit Bond ETF (CSJ),

iShares Intermediate Credit Bond ETF (CIU) and

iShares U.S. Credit Bond ETF (CRED)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock splits for each Fund at the ratio indicated below. The record date for the stock splits will be August 3, 2018, and the stock splits will be effectuated after the close of trading on August 7, 2018:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares 1-3 Year Credit Bond ETF	CSJ	2 for 1
iShares Intermediate Credit Bond ETF	CIU	2 for 1
iShares U.S. Credit Bond ETF	CRED	2 for 1

The Creation Unit size for each Fund will remain 50,000 shares per unit. Shares of each Fund will begin trading on a split-adjusted basis on August 8, 2018.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CSJ.CIU.CRED-S2

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